SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                 Date of Report (date of earliest event reported):
                                December 27, 2002


                         Aviation General, Incorporated
        (Exact name of Registrant as specified in its charter)


    Delaware                      0-24795                   73-1547645
   (State of              (Commission File No.)           (IRS Employer
 Incorporation)                                         Identification No.)


                               7200 NW 63rd Street
                          Hanger 8, Wiley Post Airport
                             Bethany, Oklahoma 73008
          (Address of principal executive offices, including zip code)


                                 (405) 440-2255
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

Commander Aircraft Company, a wholly owned subsidiary of Aviation General, Incorporated, filed for Chapter 11 bankruptcy protection on December 27, 2002. This will allow Commander Aircraft Company to operate under court protection while it reorganizes and restructures its finances and business. For additional information, please refer to the press release filed as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit                            Description

         99.01         Press release of the Company dated December 27, 2002.


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                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Aviation General, Incorporated



                                        By: /s/ WIRT D. WALKER III
                                           -------------------------------
                                            Wirt D. Walker III
                                              Chairman

Date:  January 10, 2003